UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)

215-882-9983
Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2024

Date of reporting period: May 31, 2024

Item 1. Report to Stockholders.

Argent Mid Cap ETF Ticker: AMID Listed on: The Nasdaq Stock Market LLC	May 31, 2024 Annual Shareholder Report www.argentetfs.com

This annual shareholder report contains important information about the Argent Mid Cap ETF (the “Fund”) for the period of June 1, 2023 to May 31, 2024 (the “Period”). You can find additional information about the Fund at www.argentetfs.com. You can also request this information by contacting us at (215) 882-9983.

WHAT WERE THE FUND COSTS FOR THE YEAR? (based on a hypothetical $10,000 investment)
COST OF $10,000 INVESTMENT	COST PAID AS A PERCENTAGE OF $10,000 INVESTMENT
$61	0.52%

PERFORMANCE OF HYPOTHETICAL $10,000 INVESTMENT

WHAT FACTORS INFLUENCED PERFORMANCE FOR THE PERIOD?
For the Period, the Argent Mid Cap ETF achieved a market price return of 32.72% and a net asset value (NAV) return of 32.84%. These returns outperformed its benchmark, the Russell 3000 Index, by 514 basis points at market price and 526 basis points at NAV. The Fund’s outperformance was primarily driven by stock selection as intended by the investment process. Allocation slightly detracted from performance.
At the sector level, the Industrials sector saw gains due to both stock selection and an overweight allocation. Stock selection in the Consumer Discretionary and Health Care sectors also contributed positively. Key stocks with company-specific catalysts that drove this outperformance included:
•United Rentals (Industrials): The construction equipment rental provider benefited from resilient organic growth and strong margins despite concerns about a peak in commercial construction and a housing market slowdown.
•TopBuild (Consumer Discretionary): The building materials supplier also showed resilience in organic growth and maintained strong margins, which investors rewarded.
•Medpace (Health Care): The contract research organization outperformed its peers who were struggling with reduced bioprocessing spending and weakness in China.
Conversely, the Technology sector was the primary drag on performance, largely due to the Fund not holding shares of Nvidia, a significant beneficiary of AI demand.

AVERAGE ANNUAL TOTAL RETURNS
	1 Year	Since Inception (8/16/2022)
Argent Mid Cap ETF - NAV	32.84%	15.90%
Argent Mid Cap ETF - Market	32.72%	15.87%
Russell 3000 Index	27.58%	12.73%
Russell Midcap Index*	23.11%	7.00%
*The Fund has changed its benchmark to the Russell 3000 Index, which represents the overall domestic equity market in which the Fund invests.
The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Visit www.argentetfs.com for more recent performance information.
Annual Shareholder Report: May 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

Argent Mid Cap ETF Ticker: AMID Listed on: The Nasdaq Stock Market LLC	May 31, 2024 Annual Shareholder Report www.argentetfs.com

KEY FUND STATISTICS (as of Period End)
Net Assets	$57,046,710	Portfolio Turnover Rate*	7%
# of Portfolio Holdings	44	Advisory Fees Paid	$215,198
*Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.

SECTOR WEIGHTING (as a % of Net Assets)
Industrials	30.5%	(1)
Information Technology	21.0%
Consumer Discretionary	15.1%
Financials	13.1%
Health Care	13.0%
Real Estate	3.5%
Energy	3.1%
Money Market Funds	0.7%
Liabilities in Excess of Other Assets(2)	(0.0%)	(3)
Total	100.0%
(1) For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.

(2) Cash, cash equivalents and liabilities in excess of other assets.
(3) Represents less than 0.05% of Net Assets.

ASSET WEIGHTING (as a % of Net Assets)

0.7%
99.3%
Common Stocks - 99.3%
Money Market Funds - 0.7%
Liabilities in Excess of Other Assets - (Less than 0.05%)

Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, and holdings, visit www.argentetfs.com. Information about the Fund’s proxy voting records is available by calling (215) 882-9983.
Annual Shareholder Report: May 31, 2024
The Fund is distributed by Quasar Distributors, LLC.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the year covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2024	FYE 5/31/2023
(a) Audit Fees	$8,750	$7,250
(b) Audit-Related Fees	N/A	N/A
(c)Tax Fees	$2,250	$1,750
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2024	FYE 5/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2024	FYE 5/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction..

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.
(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

(b) Not applicable.

Item 6. Investments.

ARGENT MID CAP ETF
SCHEDULE OF INVESTMENTS
May 31, 2024

COMMON STOCKS - 99.3%	Shares	Value
Application Software - 8.4%
Aspen Technology, Inc.(a)	4,315	$908,955
Descartes Systems Group, Inc.(a)	14,924	1,377,933
Fair Isaac Corp.(a)	1,948	2,512,783
		4,799,671

Asset Management & Custody Banks - 4.6%
Carlyle Group, Inc.	25,692	1,103,728
Victory Capital Holdings, Inc. - Class A	28,771	1,496,955
		2,600,683

Automotive Parts & Equipment - 1.3%
Patrick Industries, Inc.	6,602	756,589

Automotive Retail - 4.0%
Asbury Automotive Group, Inc.(a)	3,805	894,442
Murphy USA, Inc.	3,187	1,398,296
		2,292,738

Building Products - 5.8%
Advanced Drainage Systems, Inc.	7,874	1,366,060
Builders FirstSource, Inc.(a)	12,141	1,952,152
		3,318,212

Cargo Ground Transportation - 2.6%
TFI International, Inc.	11,226	1,484,975

Consumer Finance - 2.1%
OneMain Holdings, Inc.	23,892	1,173,575

Diversified Support Services - 6.9%
Cintas Corp.	2,706	1,834,587
Copart, Inc.(a)	39,747	2,108,976
		3,943,563
Electrical Components & Equipment - 1.9%
AMETEK, Inc.	6,538	1,108,714

Health Care Facilities - 2.7%
HCA Healthcare, Inc.	4,610	1,566,248

The accompanying notes are an integral part of these financial statements.

1

ARGENT MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.3% (CONTINUED)	Shares	Value
Health Care Services - 1.5%
Addus HomeCare Corp.(a)	7,341	$842,820

Home Furnishings - 2.1%
Tempur Sealy International, Inc.	23,168	1,189,908

Homebuilding - 6.0%
DR Horton, Inc.	11,142	1,646,787
TopBuild Corp.(a)	4,305	1,799,275
		3,446,062
Investment Banking & Brokerage - 4.2%
Houlihan Lokey, Inc.	11,134	1,506,987
LPL Financial Holdings, Inc.	3,025	865,785
		2,372,772

IT Consulting & Other Services - 2.0%
Gartner, Inc.(a)	2,756	1,156,611

Life Sciences Tools & Services - 7.1%
Agilent Technologies, Inc.	10,417	1,358,481
Charles River Laboratories International, Inc.(a)	3,462	721,619
Medpace Holdings, Inc.(a)	5,135	1,983,856
		4,063,956

Managed Health Care - 1.7%
Molina Healthcare, Inc.(a)	3,025	951,605

Oil & Gas Exploration & Production - 1.7%
Marathon Oil Corp.	33,442	968,480

Oil & Gas Storage & Transportation - 1.4%
Cheniere Energy, Inc.	5,122	808,200

Property & Casualty Insurance - 2.3%
American Financial Group, Inc.	10,278	1,335,215

Real Estate Services - 3.5%
Colliers International Group, Inc. (b)	7,651	858,136
FirstService Corp. (b)	7,711	1,134,442
		1,992,578

Research & Consulting Services - 9.0%
Booz Allen Hamilton Holding Corp.	10,168	1,547,671
CBIZ, Inc.(a)	24,083	1,825,973
Exponent, Inc.	6,416	610,290
ICF International, Inc.	7,986	1,140,002
		5,123,936
The accompanying notes are an integral part of these financial statements.

2

ARGENT MID CAP ETF
SCHEDULE OF INVESTMENTS (CONTINUED)
May 31, 2024

COMMON STOCKS - 99.3% (CONTINUED)	Shares	Value
Semiconductor Materials & Equipment - 2.1%
Entegris, Inc.	9,591	$1,211,823

Semiconductors - 2.1%
Marvell Technology, Inc.	17,475	1,202,455

Specialized Consumer Services - 1.7%
Service Corp. International	13,451	963,899

Systems Software - 2.4%
Fortinet, Inc.(a)	22,593	1,340,217

Technology Distributors - 4.0%
CDW Corp.	10,124	2,263,929

Trading Companies & Distributors - 4.2%
Ferguson PLC (b)	5,914	1,216,746
United Rentals, Inc.	1,768	1,183,517
		2,400,263
TOTAL COMMON STOCKS (Cost $43,756,465)		56,679,697

SHORT-TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%
First American Government Obligations Fund - Class X, 5.24%(c)	373,054	373,054
TOTAL SHORT-TERM INVESTMENTS (Cost $373,054)		373,054

TOTAL INVESTMENTS - 100.0% (Cost $44,129,519)		$57,052,751
Liabilities in Excess of Other Assets - 0.0%(d)		(6,041)
TOTAL NET ASSETS - 100.0%		$57,046,710

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown represents the 7-day effective yield as of May 31, 2024.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(b) Not applicable.
The accompanying notes are an integral part of these financial statements.

3

ARGENT MID CAP ETF
Item 7. Financial Statements and Financial Highlights for Open-End Management Investment
Companies.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2024

Assets:
Investments in securities, at value (See Note 2)	$57,052,751
Dividends and interest receivable	18,775
Total assets	57,071,526

Liabilities:
Accrued investment advisory fees (See Note 4)	24,816
Total liabilities	24,816
Net Assets	$57,046,710

Net Assets Consist of:
Paid-in capital	$45,510,121
Total distributable earnings (accumulated deficit)	11,536,589
Net Assets:	$57,046,710

Calculation of Net Asset Value Per Share:
Net Assets	$57,046,710
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	1,764,000
Net Asset Value per Share	$32.34

Cost of Investments in Securities	$44,129,519

The accompanying notes are an integral part of these financial statements.

ARGENT MID CAP ETF

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2024

Investment Income:
Dividend income (Net of foreign tax of $3,565)	$395,373
Interest income	20,751
Total investment income	416,124

Expenses:
Investment advisory fees (See Note 4)	215,198
Net expenses	215,198

Net Investment Income (Loss)	200,926

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	818,304
818,304
Net change in unrealized appreciation (depreciation) on:
Investments	9,948,339
9,948,339
Net realized and unrealized gain (loss) on investments:	10,766,643
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,967,569

The accompanying notes are an integral part of these financial statements.

ARGENT MID CAP ETF

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2024	For the Period Ended May 31, 2023(1)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$200,926	$145,718
Net realized gain (loss) on investments	818,304	359,483
Net change in unrealized appreciation (depreciation) on investments	9,948,339	2,974,894
Net increase (decrease) in net assets resulting from operations	10,967,569	3,480,095

Distributions to Shareholders:
Distributable earnings	(190,367)	(66,678)
Total distributions to shareholders	(190,367)	(66,678)

Capital Share Transactions:
Proceeds from shares sold	20,244,601	28,714,232
Payments for shares redeemed	(2,681,239)	(3,421,503)
Net increase (decrease) in net assets derived from net change in capital share transactions	17,563,362	25,292,729
Net Increase (Decrease) in Net Assets	28,340,564	28,706,146

Net Assets:
Beginning of year	28,706,146	—
End of year	$57,046,710	$28,706,146

Changes in Shares Outstanding:
Shares outstanding, beginning of year	1,174,000	-
Shares sold	680,000	1,314,000
Shares repurchased	(90,000)	(140,000)
Shares outstanding, end of year	1,764,000	1,174,000

(1) The Fund commenced operations on August 16, 2022.

The accompanying notes are an integral part of these financial statements.

ARGENT MID CAP ETF
FINANCIAL HIGHLIGHTS

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Net Expenses(3)(4)	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(5)
For the Year Ended May 31, 2024	$24.45	0.14	7.88	8.02	(0.13)	(0.13)	$32.34	32.84%	$57,047	0.52%	0.49%	7%
For the Period August 16, 2022(6) to May 31, 2023	$25.01	0.13	(0.63)	(0.50)	(0.06)	(0.06)	$24.45	-1.98%	$28,706	0.52%	0.69%	21%

(1) Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2) All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3) For periods of less than one year, these ratios are annualized.
(4) Net expenses include effects of any reimbursement or recoupment.
(5) For periods of less than one year portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.

(6) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS
May 31, 2024

NOTE 1 – ORGANIZATION

Argent Mid Cap ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on August 16, 2022. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek long-term capital appreciation.

As part of the Fund’s commencement of operations on August 16, 2022, the Fund received an in-kind contribution from accounts managed by the Sub-Adviser, which consisted of $16,354,962 of securities which were recorded at their current value to align the Fund’s performance with ongoing financial reporting. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for tax purposes. The cost of the contributed securities as of August 16, 2022, was $12,686,927, resulting in net unrealized appreciation on investments of $3,668,035 as of that date. As a result of the in-kind contribution, the Fund issued 654,000 shares at a $25.01 per share net asset value.

Shares of the Fund are listed and traded on the Nasdaq Stock Market. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of May 31, 2024, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of May 31, 2024:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Common Stocks	$56,679,697	$—	$—	$56,679,697
Money Market Funds	373,054	—	—	373,054
Total Investments in Securities	$57,052,751	$—	$—	$57,052,751

Refer to the Schedule of Investments for industry classifications.

During the fiscal year ended May 31, 2024, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended May 31, 2024, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended May 31, 2024, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended May 31, 2024, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in“Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of and taxes on unrealized gains.

D.Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund are declared and paid on a quarterly basis and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

E.Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

H.Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash, are not taxable to the Fund and are not distributed to shareholders. As such, they have been reclassified from distributable earnings to paid-in capital. For the fiscal year ended May 31, 2024, the following table shows the reclassifications made:

Distributable Earnings	Paid in Capital
$(1,289,575)	$1,289,575

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

NOTE 3 – RISKS

Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involve greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Small-Capitalization Companies Risk. Investing in securities of small-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

American Depositary Receipts. The Fund’s investments may be include American Depositary Receipts (ADRs). ADRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs represent shares of foreign-based corporations. Investment in ADRs may be more or less liquid than the underlying shares in their primary trading market.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

models or methods. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.

Growth-Style Investing Risk. Stocks of companies the Sub-Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If the Sub-Adviser’s assessment of a company’s prospects for earnings growth, or how other investors will value the company’s earnings growth, is incorrect, the price of the stock may fall or may never reach the value the Sub-Adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.

Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the Sub-Adviser’s belief that the stock may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. The market may not agree with the Sub-Adviser’s assessment of a stock’s intrinsic value, and value stocks may fall out of favor with investors for extended periods of time.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. The securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. In addition, the investment models used in making investment decisions may not adequately consider certain factors, or may contain design flaws or faulty assumptions, any of which may result in a decline in the value of an investment in the Fund.

Sector Risk. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than on a fund that is not overweighted in that sector. To the extent the Fund is overweighted in the Information Technology sector, it will be affected by developments affecting that sector. Companies in this sector may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence.

Technology Sector Risk. The Fund may have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Industrial Sector Risk. The Fund may have exposure to companies that operate in the industrial sector, which means the Fund will be more affected by the performance of the industrial sector than a fund that is more diversified. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses. Per the Advisory Agreement, the Fund pays an annual rate of 0.52% to the Adviser monthly based on average daily net assets.

Argent Capital Management, LLC (the “Sub-Adviser”), serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ Custodian, transfer agent and fund accountant. Fund

Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Funds’ Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2024, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$6,022,202	$2,903,230

For the fiscal year ended May 31, 2024, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$17,501,907	$2,697,722

For the fiscal year ended May 31, 2024, short-term and long-term gains on in-kind transactions were as follows:

Short Term	Long Term
$75,638	$1,213,937

There were no purchases or sales of U.S. Government securities during the fiscal year.

ARGENT MID CAP ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
May 31, 2024

NOTE 6 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at May 31, 2024 were as follows:

Tax cost of Investments	$44,156,871
Gross tax unrealized appreciation	13,499,610
Gross tax unrealized depreciation	(603,730)
Net tax unrealized appreciation (depreciation)	$12,895,880
Undistributed ordinary income	89,599
Undistributed long-term gain	—
Total distributable earnings	89,599
Other accumulated gain (loss)	(1,448,890)
Total accumulated gain (loss)	$11,536,589

Under tax law, certain capital and foreign currency losses realized after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended May 31, 2024, the Fund did not defer any post-October capital or late year losses.

At May 31, 2024, the Fund had the following capital loss carryforwards:

Unlimited Short-Term	Unlimited Long-Term
$(1,029,717)	$(419,173)

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2024, and period ended May 31, 2023, were as follows:

Fiscal Year Ended May 31, 2024	Fiscal Period Ended May 31, 2023
Ordinary Income	Ordinary Income
$190,367	$66,678

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no transactions that occurred during the year subsequent to May 31, 2024, that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Argent Mid Cap ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Argent Mid Cap ETF (the “Fund”), a series of EA Series Trust (the “Trust”), including the schedule of investments, as of May 31, 2024, the related statement of operations for the year ended May 31, 2024, the statement of changes in net assets and the financial highlights for the year ended May 31, 2024 and for the period August 16, 2022 (commencement of operations) to May 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 29, 2024

ARGENT MID CAP ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended May 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the Fund was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2024, for the Fund was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00% (unaudited).

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment
Companies.

There were no matters concerning changes in and disagreements with Accountants on accounting and financial disclosures required by Item 304 of Regulation S-K.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted during the period covered by the report to a vote of shareholders.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management
Investment Companies

Not applicable. The Independent Trustees are paid by the Adviser out of the advisory fee. See Note 4 to the Financial Statements under Item 7.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

There have been no required recovery of erroneously awarded incentive based compensation to an executive officer from the registrant that required an accounting restatement.

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer, and Principal Executive Officer

Date:	8/2/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer, and Principal Executive Officer

Date:	8/2/2024

By (Signature and Title)	/s/ Sean Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer, Comptroller, and Principal Financial Officer

Date:	8/2/2024